UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2013

Item 1. Reports to Stockholders.

2	28	2013

SEMIANNUAL REPORT

Oppenheimer Capital Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/13

	Class A Shares of the Fund		Barclays U.S. Aggregate Bond Index	Russell 3000 Index	Reference Index
	Without Sales Charge	With Sales Charge
6-Month	4.25%	–1.74%	0.15%	9.97%	3.58%
1-Year	9.41	3.12	3.12	13.65	6.95
5-Year	0.67	–0.52	5.52	5.38	6.44
10-Year	5.20	4.58	5.01	8.85	6.95

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER CAPITAL INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 4.25% during the six-month reporting period. On a relative basis the Fund outperformed its Reference Index, a customized weighted index currently comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index, which returned 3.58%. The Fund’s outperformance was driven by its high grade fixed-income and opportunistic components.

The Fund’s Class A shares paid out two dividends during the period: $0.1725 per share in December 2012 and $0.0618 per share in September 2012. We believe this is a testament to the Fund’s blended investment approach of seeking to build shareholders’ principal and a steady stream of income.

MARKET OVERVIEW

While macroeconomic concerns remained during the period, central banks throughout the globe enacted additional monetary policies that resulted in a rally in the risk markets, while short-term debt obligations underperformed. In the U.S., the Federal Reserve (the “Fed”) helped soothe market jitters, as it introduced a third round of quantitative easing early in the period, under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. The markets also reacted positively to the ongoing improvement in the housing market. However, the market did experience a degree of volatility due to uncertainty over the outcome of the Presidential election. The lack of visibility about resolution of the “fiscal cliff” also weighed further on both business and consumer spending before the U.S. Congress enacted a last minute temporary resolution in early January 2013. In addition, the onset of a package of broad federal spending cuts, known as the sequestration, kicked in at the end of the period after Congress could not come to an agreement on the federal budget. These developments were not enough to halt the overall positive performance of equities, which resumed an upward trend through the end of the reporting period.

Outside of the U.S., the European Central Bank also increased its efforts to stimulate economic growth, as it committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs. Central banks in other countries, including Japan and Australia, also took steps to stimulate their economies.

OPPENHEIMER CAPITAL INCOME FUND	3

FUND PERFORMANCE

Equity component. The Fund’s equity and equity-like component may include common stocks, high delta convertible bonds, preferred stocks and structured notes. This component produced a positive return, but underperformed the Russell 3000 Index, largely as a result of weaker relative stock selection. The strongest performing holdings for the component were Starwood Property Trust, Inc., Lyondellbasell Industries NV and Cinemark Holdings, Inc. Starwood Property Trust is a real estate investment trust (“REIT”) that originates financing and manages U.S. commercial mortgage loans, commercial mortgage backed securities and real estate debt investments. The positive performance of Starwood was driven by a well-received acquisition of a commercial loan servicer, which was accretive financially and strategically beneficial. Our position in chemical manufacturer and distributor Lyondellbassell Industries aided results as the company benefited from the sustainability of low feedstock pricing. As a result, estimates moved higher and as the sustainability of that earnings power was better recognized in the market, multiple expansion started taking place. We believe the company remains undervalued at period end as it continued to undertake additional de-bottlenecking projects and brownfield expansion. Cinemark operates movie theaters in the United States and Latin America. The company performed positively due largely to strong box office results, which reached a record level in 2012. Cinemark continued to grow in Latin America, as the middle class continued to expand in the region. The company also benefited from an above average dividend yield and announced plans to acquire Rave Cinemas.

The most significant detractors from the equity component’s performance were Apple, Inc., Apache Corp. and PNC Financial Services Group, Inc. There were a couple of issues impacting sentiment around Apple’s shares this period. First, there was some concern around the current growth rate for the smartphone market, particularly in the premium end in which Apple primarily competes. While we acknowledge industry growth could slow as the market matures, we still see ample opportunity for Apple to show volume growth acceleration from current levels. For instance, we still view the market in China as under-penetrated and we believe Apple has strong brand equity and operational momentum there. A second issue impacting Apple has been concern over Samsung’s impact on the competitive environment. While Samsung was successful in driving innovation last year by introducing larger-screen phones, their most recent flagship product has met with only a lukewarm reception. We view this as a positive relative to Apple’s market share and believe it reduces the concern around future pressure to smartphone gross margins. Apache, an oil and gas exploration and production company with significant operations in Egypt, did not perform well as tensions continued to flare in Egypt and it anticipated lower pro-

4	OPPENHEIMER CAPITAL INCOME FUND

duction growth. PNC Financial Services’ lack of cost cutting compared to other banks was a primary reason for its underperformance this period.

Opportunistic component. For the Fund’s opportunistic component, we look at securities that have the potential to provide attractive yields and that may have greater potential for price appreciation than price declines (what is referred to as upside versus downside risk). On a standalone basis, the opportunistic component outperformed the Barclays U.S. Aggregate Bond Index. The strongest performing holding for the component was Oppenheimer Master Loan Fund, LLC, which invests in senior floating rate loans. Domestic non-investment-grade markets responded positively to improved sentiment and significant inflows into both high yield bonds and senior floating rate loans. We believe that senior loans remain attractively positioned and continue to provide potential protection if and when interest rates rise. Also benefiting performance was a position in asset-backed securities on first-lien mortgages. During the period, the housing market continued to strengthen, which benefited the securities.

The most significant detractor from the opportunistic component’s performance was a convertible bond from Advanced Micro Devices, Inc. (“AMD”). The stock suffered from weakness in the personal computer market and the company’s relative positioning versus Intel worsened. While AMD detracted from the Fund’s performance this six-month period and we exited our position, our investment in AMD convertibles since 2009 produced a positive overall return.

Fixed income component. The high grade fixed-income portfolio outperformed the Barclays U.S. Aggregate Bond Index during the period. As risk markets rallied, the component benefited from its continued favoring of spread products, particularly mortgage-backed obligations, over government debt. Mortgage-backed obligations generally produced positive results due largely to the strengthening of the housing market. Among mortgage-backed obligations, the component had its largest allocation to agency and non-agency residential mortgage-backed securities and a smaller allocation to commercial mortgage-backed securities, both of which produced positive results. The component also received positive contributions from its investment in investment grade corporate bonds. While an allocation to U.S. Treasuries was minimal, the component’s small allocation detracted from results.

STRATEGY & OUTLOOK

We remain positioned for ongoing market volatility, as the partisan dysfunction in Washington continues and adds uncertainty to the near term and the longer term. Domestically we see improvement in the housing market and there are pockets of resilience in other areas of the economy, however globally we are in unchartered territory with monetary policy and peacetime deficits. The unwinding of these unprece

OPPENHEIMER CAPITAL INCOME FUND	5

dented monetary policies could have important implications for navigating the markets across asset classes over the next few years.

Against this backdrop, we continue to seek companies with strong three-year earnings

Michelle Borré, CFA Portfolio Manager

potential to invest in across the capital structure, and securities with what we consider positively skewed risk/reward characteristics. We believe this provides the opportunity for upside potential with downside protection.

Krishna Memani Portfolio Manager

6	OPPENHEIMER CAPITAL INCOME FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK INDUSTRIES
Oil, Gas & Consumable Fuels	2.7%
Pharmaceuticals	2.6
Chemicals	2.0
Media	1.8
Real Estate Investment Trusts (REITs)	1.8
Commercial Banks	1.4
Computers & Peripherals	1.1
Communications Equipment	1.0
Trading Companies & Distributors	1.0
Tobacco	1.0

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2013, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
Merck & Co., Inc.	1.1%
Starwood Property Trust, Inc.	1.1
Philip Morris International, Inc., Cl. A	1.0
Mosaic Co. (The)	1.0
Apple, Inc.	0.9
Coca-Cola Co. (The)	0.9
Chevron Corp.	0.9
Cinemark Holdings, Inc.	0.9
McDonald’s Corp.	0.8
M&T Bank Corp.	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2013, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

OPPENHEIMER CAPITAL INCOME FUND	7

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Common Stocks	25.1%
Mortgage-Backed Obligations	21.4
Non-Convertible Corporate Bonds and Notes	15.9
Money Market Fund	13.4
Asset-Backed Securities	9.3
Domestic Fixed Income Funds	9.0
Preferred Stocks	2.9
Convertible Corporate Bonds and Notes	1.3
U.S. Government Obligations	1.1
Event-Linked Bonds	0.3
Swaptions Purchased	0.2
Rights, Warrants and Certificates	0.1
Wholly-Owned Subsidiary	—	*
Investment Company	—	*
Options Purchased	—	*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2013, and are based on the total market value of investments.

8	OPPENHEIMER CAPITAL INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	4.25%	9.41%	0.67%	5.20%
Class B (OPEBX)	8/17/93	3.69%	8.29%	–0.28%	4.68%
Class C (OPECX)	11/1/95	3.82%	8.55%	–0.19%	4.33%
Class N (OCINX)	3/1/01	4.00%	9.04%	0.31%	4.82%
Class Y (OCIYX)	1/28/11	4.31%	9.75%	8.15%*	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/13
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	–1.74%	3.12%	–0.52%	4.58%
Class B (OPEBX)	8/17/93	–1.31%	3.29%	–0.63%	4.68%
Class C (OPECX)	11/1/95	2.82%	7.55%	–0.19%	4.33%
Class N (OCINX)	3/1/01	3.00%	8.04%	0.31%	4.82%
Class Y (OCIYX)	1/28/11	4.31%	9.75%	8.15%*	N/A

* Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate

OPPENHEIMER CAPITAL INCOME FUND	9

government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10	OPPENHEIMER CAPITAL INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER CAPITAL INCOME FUND	11

Fund Expenses  Continued

Actual	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During 6 Months Ended February 28, 2013
Class A	$1,000.00	$1,042.50	$4.72
Class B	1,000.00	1,036.90	9.69
Class C	1,000.00	1,038.20	9.03
Class N	1,000.00	1,040.00	6.55
Class Y	1,000.00	1,043.10	3.50

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.18	4.67
Class B	1,000.00	1,015.32	9.59
Class C	1,000.00	1,015.97	8.94
Class N	1,000.00	1,018.40	6.48
Class Y	1,000.00	1,021.37	3.46

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 28, 2013 are as follows:

Class	Expense Ratios
Class A	0.93%
Class B	1.91
Class C	1.78
Class N	1.29
Class Y	0.69

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12	OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS    February 28, 2013 (Unaudited)

	Shares	Value
Wholly-Owned Subsidiary—0.0%
Oppenheimer Capital Income Fund (Cayman) Ltd.[1,2] (Cost $750,000)	7,500	$703,563
Common Stocks—28.6%
Consumer Discretionary—3.2%
Hotels, Restaurants & Leisure—0.8%
McDonald’s Corp.	145,000	13,905,500
Media—1.8%
Cinemark Holdings, Inc.	528,000	14,678,400
Comcast Corp., Cl. A	201,500	8,017,685
Time Warner Cable, Inc.	101,500	8,768,585

		31,464,670
Multiline Retail—0.3%
Macy’s, Inc.	115,000	4,726,500
Specialty Retail—0.3%
Tiffany & Co.	80,000	5,372,800
Consumer Staples—1.9%
Beverages—0.9%
Coca-Cola Co. (The)	412,000	15,952,640
Tobacco—1.0%
Philip Morris International, Inc., Cl. A	184,000	16,882,000
Energy—3.3%
Energy Equipment & Services—0.6%
Baker Hughes, Inc.	111,300	4,988,466
Schlumberger Ltd.	63,000	4,904,550

		9,893,016
Oil, Gas & Consumable Fuels—2.7%
Apache Corp.	46,500	3,453,555
Chevron Corp.	126,100	14,772,618
Exxon Mobil Corp.	137,000	12,268,350
Kinder Morgan, Inc.	97,000	3,595,820
Noble Energy, Inc.	21,500	2,382,845
Royal Dutch Shell plc, ADR	8,000	525,200
Royal Dutch Shell plc, B Shares	305,953	10,320,350

		47,318,738
Financials—4.9%
Capital Markets—0.1%
Goldman Sachs Group, Inc. (The)	13,000	1,946,880
Commercial Banks—1.4%
Bond Street Holdings LLC, Cl. A2,3	285,000	5,272,500
Bond Street Holdings LLC, Cl. B, Non-Vtg.[2]	90,000	1,665,000

OPPENHEIMER CAPITAL INCOME FUND	13

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value
Commercial Banks Continued
M&T Bank Corp.	136,000	$13,884,240
Wells Fargo & Co.	126,600	4,441,128

		25,262,868
Diversified Financial Services—0.6%
Citigroup, Inc.	116,500	4,889,505
JPMorgan Chase & Co.	113,000	5,527,960

		10,417,465
Insurance—1.0%
ACE Ltd.	85,000	7,258,150
Alleghany Corp.[2]	25,052	9,466,399

		16,724,549
Real Estate Investment Trusts (REITs)—1.8%
American Assets Trust, Inc.	205,000	6,197,150
Macerich Co. (The)	100,000	6,011,000
Starwood Property Trust, Inc.	655,130	18,310,884

		30,519,034
Health Care—3.8%
Health Care Equipment & Supplies—0.3%
Baxter International, Inc.	35,000	2,366,000
Covidien plc	45,000	2,860,650

		5,226,650
Health Care Providers & Services—0.9%
HCA Holdings, Inc.	101,550	3,766,490
Humana, Inc.	64,940	4,432,804
UnitedHealth Group, Inc.	102,000	5,451,900
Universal Health Services, Inc., Cl. B	46,000	2,662,940

		16,314,134
Pharmaceuticals—2.6%
Actavis, Inc.[2]	130,000	11,070,800
Medicines Co. (The)[2]	100,000	3,181,000
Merck & Co., Inc.	452,000	19,313,960
Novartis AG, ADR	78,000	5,288,400
Pfizer, Inc.	151,400	4,143,818
Teva Pharmaceutical Industries Ltd., Sponsored ADR	28,440	1,063,656

		44,061,634
Industrials—3.3%
Aerospace & Defense—0.4%
Honeywell International, Inc.	93,500	6,554,350

14	OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Airlines—0.3%
United Continental Holdings, Inc.[2]	180,000	$4,807,800
Commercial Services & Supplies—0.5%
Tyco International Ltd.	265,000	8,482,650
Construction & Engineering—0.3%
Quanta Services, Inc.[2]	220,000	6,248,000
Electrical Equipment—0.1%
Hubbell, Inc., Cl. B	9,500	882,645
Machinery—0.7%
AGCO Corp.	94,410	4,860,227
SPX Corp.	102,000	8,212,020

		13,072,247
Trading Companies & Distributors—1.0%
AerCap Holdings NV2	750,000	11,640,000
Wesco International, Inc.[2]	74,000	5,468,600

		17,108,600
Information Technology—4.1%
Communications Equipment—1.0%
Cisco Systems, Inc.	250,000	5,212,500
Juniper Networks, Inc.[2]	318,000	6,576,240
QUALCOMM, Inc.	88,300	5,795,129

		17,583,869
Computers & Peripherals—1.1%
Apple, Inc.	36,879	16,278,391
SanDisk Corp.[2]	50,000	2,519,500

		18,797,891
Electronic Equipment, Instruments & Components—0.2%
TE Connectivity Ltd.	62,000	2,488,060
Internet Software & Services—0.2%
Yahoo!, Inc.[2]	186,500	3,974,315
IT Services—0.9%
Accenture plc, Cl. A	100,000	7,436,000
International Business Machines Corp.	39,200	7,872,536

		15,308,536
Semiconductors & Semiconductor Equipment—0.3%
Xilinx, Inc.	145,000	5,404,150
Software—0.4%
Oracle Corp.	189,000	6,475,140
Materials—2.0%
Chemicals—2.0%
Celanese Corp., Series A	189,000	8,854,650

OPPENHEIMER CAPITAL INCOME FUND	15

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value
Chemicals Continued
Lyondellbasell Industries NV, Cl. A	142,900	$8,376,798
Mosaic Co. (The)	280,134	16,399,044

		33,630,492
Telecommunication Services—0.9%
Diversified Telecommunication Services—0.9%
AT&T, Inc.	232,500	8,349,075
Verizon Communications, Inc.	150,000	6,979,500

		15,328,575
Utilities—1.2%
Electric Utilities—0.4%
Cleco Corp.	147,000	6,512,100
Multi-Utilities—0.8%
CenterPoint Energy, Inc.	281,000	6,021,830
CMS Energy Corp.	285,000	7,583,850

		13,605,680

Total Common Stocks (Cost $390,729,583)		492,254,178
Preferred Stocks—3.4%
Goldman Sachs Group, Inc. (The), 3.75% Non-Cum., Series A, Non-Vtg.	123,300	2,792,745
H.J. Heinz Finance Co., 8% Cum., Series B1,4	295	30,154,531
M&T Bank Corp.: 5% Cum., Series A, Non-Vtg.	1,833	1,854,996
5% Cum., Series C, Non-Vtg.	4,500	4,635,000
M&T Capital Trust IV, 8.50% Cum., Non-Vtg.	8,124	209,924
PNC Financial Services Group, Inc., 9.875% Non-Cum., Series F, Non-Vtg.	75,000	1,942,500
PPL Corp.: 8.75% Cv.	147,000	8,064,420
9.50% Cv., Non-Vtg.	147,000	8,096,760

Total Preferred Stocks (Cost $56,655,015)		57,750,876

	Units
Rights, Warrants and Certificates—0.1%
Charter Communications, Inc., Cl. A Wts., Strike Price $46.86, Exp. 11/30/14[2] (Cost $192,089)	38,418	1,584,743

	Principal Amount
Mortgage-Backed Obligations—24.4%
Government Agency—18.9%
FHLMC/FNMA/FHLB/Sponsored—18.8%
Federal Home Loan Mortgage Corp.: 3.50%, 3/1/43[5]	$4,765,000	5,017,396
4.50%, 5/1/19[6]	1,635,804	1,742,371
5%, 12/1/34	126,579	137,454

16	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp.: Continued
6%, 5/15/18	$557,407	$594,092
6.50%, 7/1/28-4/1/34	307,957	356,300
7%, 10/1/31	345,512	411,179
8%, 4/1/16	67,687	72,143
9%, 8/1/22-5/1/25	32,591	37,521
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 2006-11, Cl. PS, 23.827%, 3/25/36[7]	347,624	485,941
Series 2034, Cl. Z, 6.50%, 2/15/28	175,972	201,957
Series 2043, Cl. ZP, 6.50%, 4/15/28	788,188	909,767
Series 2053, Cl. Z, 6.50%, 4/15/28	181,261	208,078
Series 2279, Cl. PK, 6.50%, 1/15/31	322,138	359,326
Series 2326, Cl. ZP, 6.50%, 6/15/31	146,474	169,150
Series 2426, Cl. BG, 6%, 3/15/17	800,019	854,581
Series 2427, Cl. ZM, 6.50%, 3/1/32	592,544	685,222
Series 2461, Cl. PZ, 6.50%, 6/1/32	884,611	1,023,119
Series 2500, Cl. FD, 0.701%, 3/15/32[7]	96,892	97,921
Series 2526, Cl. FE, 0.601%, 6/15/29[7]	112,109	112,830
Series 2538, Cl. F, 0.801%, 12/15/32[7]	794,116	802,396
Series 2551, Cl. FD, 0.601%, 1/15/33[7]	73,774	74,288
Series 2626, Cl. TB, 5%, 6/1/33	1,144,434	1,257,266
Series 3025, Cl. SJ, 24.012%, 8/15/35[7]	118,352	167,897
Series 3822, Cl. JA, 5%, 6/1/40	988,668	1,031,344
Series 3848, Cl. WL, 4%, 4/1/40	1,675,857	1,778,221
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 18.139%, 4/1/27[8]	255,292	39,738
Series 192, Cl. IO, 11.104%, 2/1/28[8]	72,679	16,971
Series 2130, Cl. SC, 57.543%, 3/15/29[8]	211,035	54,048
Series 243, Cl. 6, 18.126%, 12/15/32[8]	289,642	65,195
Series 2639, Cl. SA, 6.611%, 7/15/22[8]	584,874	29,881
Series 2796, Cl. SD, 67.859%, 7/15/26[8]	306,254	60,378
Series 2802, Cl. AS, 62.228%, 4/15/33[8]	144,878	5,829
Series 2815, Cl. PT, 44.138%, 11/15/32[8]	4,429,799	456,123
Series 2920, Cl. S, 65.832%, 1/15/35[8]	1,733,974	317,301
Series 2922, Cl. SE, 12.472%, 2/15/35[8]	427,043	75,636
Series 2937, Cl. SY, 25.646%, 2/15/35[8]	6,407,259	1,065,389
Series 3201, Cl. SG, 10.994%, 8/15/36[8]	1,511,786	233,973
Series 3450, Cl. BI, 17.129%, 5/15/38[8]	2,208,190	310,813
Series 3606, Cl. SN, 10.63%, 12/15/39[8]	897,170	143,482
Series 3662, Cl. SM, 28.021%, 10/15/32[8]	2,029,981	271,968
Series 3736, Cl. SN, 9.124%, 10/15/40[8]	4,739,910	790,229
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.548%, 6/1/26[9]	79,616	71,373
Federal National Mortgage Assn.:
2%, 3/1/28[5]	7,580,000	7,687,939
2.50%, 3/1/28-4/1/28[5]	87,975,000	91,314,348
3%, 4/1/43[5]	24,065,000	24,858,393
3.50%, 3/1/28-3/1/43[5]	43,905,000	46,449,136
4%, 3/1/43[5]	27,710,000	29,537,128
4.50%, 3/1/28-3/1/43[5]	34,815,000	37,471,719
5.50%, 2/1/35-4/1/39	4,944,093	5,406,859

OPPENHEIMER CAPITAL INCOME FUND	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.: Continued
6%, 3/1/43[5]	$6,075,000	$6,657,822
6.50%, 5/1/17-11/1/31	1,945,057	2,181,674
7%, 11/1/17-7/25/35	267,315	296,179
7.50%, 1/1/33-3/25/33	4,045,693	4,910,094
8.50%, 7/1/32	11,209	13,905
Federal National Mortgage Assn., 15 yr., 3%, 3/1/28[5]	6,395,000	6,732,736
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1993-87, Cl. Z, 6.50%, 6/25/23	478,710	546,267
Trust 1998-61, Cl. PL, 6%, 11/25/28	239,812	271,386
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	378,508	434,176
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	690,459	798,995
Trust 2003-130, Cl. CS, 13.697%, 12/25/33[7]	455,713	552,113
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,179,702	3,504,092
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,532,845	1,629,756
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	6,519,685	7,195,166
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	1,430,000	1,746,852
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	688,795	704,371
Trust 2006-46, Cl. SW, 23.46%, 6/25/36[7]	285,549	404,771
Trust 2006-50, Cl. KS, 23.46%, 6/25/36[7]	610,675	869,300
Trust 2006-50, Cl. SK, 23.46%, 6/25/36[7]	83,739	119,947
Trust 2007-109, Cl. NF, 0.752%, 12/25/37[7]	1,379,935	1,398,208
Trust 2007-42, Cl. A, 6%, 2/1/33	706,785	720,476
Trust 2009-36, Cl. FA, 1.142%, 6/25/37[7]	1,449,417	1,468,637
Trust 2009-37, Cl. HA, 4%, 4/1/19	1,835,835	1,944,803
Trust 2009-70, Cl. PA, 5%, 8/1/35	754,717	760,498
Trust 2011-15, Cl. DA, 4%, 3/1/41	687,512	734,527
Trust 2011-3, Cl. KA, 5%, 4/1/40	1,682,710	1,848,356
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-15, Cl. SA, 48.495%, 3/17/31[8]	218,442	43,193
Trust 2001-65, Cl. S, 28.365%, 11/25/31[8]	538,037	115,345
Trust 2001-81, Cl. S, 23.254%, 1/25/32[8]	134,862	29,333
Trust 2002-47, Cl. NS, 34.243%, 4/25/32[8]	318,948	69,207
Trust 2002-51, Cl. S, 34.456%, 8/25/32[8]	292,838	63,580
Trust 2002-52, Cl. SD, 40.908%, 9/25/32[8]	381,482	79,587
Trust 2002-60, Cl. SM, 26.642%, 8/25/32[8]	465,183	82,468
Trust 2002-7, Cl. SK, 26.473%, 1/25/32[8]	139,523	24,794
Trust 2002-75, Cl. SA, 26.161%, 11/25/32[8]	650,102	116,447
Trust 2002-77, Cl. BS, 20.908%, 12/18/32[8]	281,526	50,534
Trust 2002-77, Cl. SA, 21.368%, 12/18/32[8]	442,305	76,894
Trust 2002-77, Cl. SH, 38.485%, 12/18/32[8]	200,608	40,500
Trust 2002-89, Cl. S, 56.607%, 1/25/33[8]	930,636	223,494
Trust 2002-9, Cl. MS, 28.144%, 3/25/32[8]	177,694	36,868
Trust 2002-90, Cl. SN, 27.657%, 8/25/32[8]	239,540	42,426
Trust 2002-90, Cl. SY, 36.355%, 9/25/32[8]	112,555	22,316
Trust 2003-33, Cl. SP, 27.619%, 5/25/33[8]	602,445	93,427
Trust 2003-46, Cl. IH, 18.589%, 6/1/23[8]	1,221,638	160,820
Trust 2003-89, Cl. XS, 24.536%, 11/25/32[8]	81,687	811
Trust 2004-54, Cl. DS, 46.711%, 11/25/30[8]	352,124	63,943
Trust 2004-56, Cl. SE, 12.278%, 10/25/33[8]	815,379	155,381
Trust 2005-12, Cl. SC, 15.487%, 3/25/35[8]	216,124	40,851
Trust 2005-19, Cl. SA, 58.302%, 3/25/35[8]	4,286,062	1,059,151

18	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2005-40, Cl. SA, 56.188%, 5/25/35[8]	$942,186	$176,720
Trust 2005-6, Cl. SE, 72.473%, 2/25/35[8]	1,449,057	256,144
Trust 2005-71, Cl. SA, 57.479%, 8/25/25[8]	947,693	151,455
Trust 2005-93, Cl. SI, 19.802%, 10/25/35[8]	1,307,300	215,813
Trust 2006-51, Cl. SA, 24.955%, 6/25/36[8]	8,110,224	1,292,706
Trust 2007-75, Cl. BI, 8.716%, 8/25/37[8]	5,706,318	1,204,695
Trust 2008-46, Cl. EI, 17.107%, 6/25/38[8]	2,211,505	300,461
Trust 2008-55, Cl. SA, 8.994%, 7/25/38[8]	1,560,774	223,836
Trust 2009-8, Cl. BS, 22.697%, 2/25/24[8]	1,464,477	139,385
Trust 222, Cl. 2, 28.119%, 6/1/23[8]	551,864	101,530
Trust 252, Cl. 2, 43.948%, 11/1/23[8]	485,556	95,792
Trust 303, Cl. IO, 33.764%, 11/1/29[8]	185,069	33,529
Trust 308, Cl. 2, 28.053%, 9/1/30[8]	467,721	88,346
Trust 320, Cl. 2, 12.876%, 4/1/32[8]	1,803,839	301,909
Trust 321, Cl. 2, 2.82%, 4/1/32[8]	1,466,375	341,454
Trust 331, Cl. 9, 6.626%, 2/1/33[8]	497,805	111,100
Trust 334, Cl. 17, 14.001%, 2/1/33[8]	297,706	64,718
Trust 339, Cl. 12, 0%, 6/1/33[8,10]	1,141,732	214,525
Trust 339, Cl. 7, 0%, 8/1/33[8,10]	1,404,408	213,007
Trust 343, Cl. 13, 0%, 9/1/33[8,10]	1,042,703	158,087
Trust 343, Cl. 18, 0%, 5/1/34[8,10]	324,674	48,401
Trust 345, Cl. 9, 0%, 1/1/34[8,10]	521,970	71,150
Trust 351, Cl. 10, 1.186%, 4/1/34[8]	385,322	58,820
Trust 351, Cl. 8, 0%, 4/1/34[8,10]	630,537	96,898
Trust 356, Cl. 10, 0%, 6/1/35[8,10]	479,994	69,027
Trust 356, Cl. 12, 0%, 2/1/35[8,10]	235,389	33,691
Trust 362, Cl. 13, 0%, 8/1/35[8,10]	814,888	129,542
Trust 364, Cl. 16, 0%, 9/1/35[8,10]	976,369	134,327
Trust 365, Cl. 16, 40.076%, 3/1/36[8]	2,657,450	367,876
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.022%, 9/25/23[9]	213,666	199,786

		323,352,816
GNMA/Guaranteed—0.1%
Government National Mortgage Assn., 8.50%, 8/1/17-12/15/17	43,450	46,441
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 2001-21, Cl. SB, 83.749%, 1/16/27[8]	463,451	94,660
Series 2002-15, Cl. SM, 72.963%, 2/16/32[8]	425,334	95,121
Series 2002-41, Cl. GS, 50.438%, 6/16/32[8]	229,668	50,362
Series 2002-76, Cl. SY, 81.588%, 12/16/26[8]	1,177,969	270,985
Series 2004-11, Cl. SM, 73.695%, 1/17/30[8]	421,623	112,972
Series 2007-17, Cl. AI, 22.635%, 4/16/37[8]	3,253,638	695,024
Series 2011-52, Cl. HS, 12.841%, 4/16/41[8]	3,697,585	839,117
		2,204,682
Non-Agency—5.5%
Commercial—2.7%
Banc of America Commercial Mortgage Trust 2006-6, Commercial Mtg. Pass-Through Certificates, Series 2006-6, Cl. AM, 5.39%, 10/1/45	1,490,000	1,633,573

OPPENHEIMER CAPITAL INCOME FUND	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Commercial Continued
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.385%, 6/1/47[7]	$1,261,851	$1,127,632
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.888%, 6/1/50[7]	1,525,000	1,766,167
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[4]	377,641	384,521
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	790,193	659,730
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.063%, 12/1/49[7]	1,560,000	1,792,165
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	93,457	94,734
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2012-CR5, Cl. E, 4.335%, 12/1/45[7]	225,000	209,427
Series 2012-CR4, Cl. D, 4.579%, 10/1/45[4,7]	180,000	171,087
CSMC Mortgage-Backed Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. 1A4, 6%, 7/1/36	2,358,047	1,833,614
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.404%, 2/1/39[7]	1,000,000	1,087,114
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1, Cl. E, 5.557%, 11/1/46[4,7]	260,000	278,674
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Series 2012-CR5, Cl. XA, 3.903%, 12/1/45[8]	6,160,648	759,023
Series 2010-C1, Cl. XPA, 5.012%, 7/1/46[4,8]	14,316,176	800,360
First Horizon Alternative Mortgage Securities Trust 2005-FA8, Mtg. Pass-Through Certificates, Series 2005-FA8, Cl. 1A6, 0.852%, 11/25/35[7]	1,315,551	993,096
First Horizon Alternative Mortgage Securities Trust 2005-FA9, Mtg. Pass-Through Certificates, Series 2005-FA9, Cl. A4A, 5.50%, 12/1/35	130,354	121,934
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	214,353	170,189
First Horizon Alternative Mortgage Securities Trust 2007-FA4, Mtg. Pass-Through Certificates, Series 2007-FA4, Cl. 1A6, 6.25%, 8/1/37[7]	1,438,663	1,266,807
FREMF Mortgage Trust 2013-K25, Commerical Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.617%, 11/1/45[7]	350,000	325,628
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	795,072	812,080
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through Certificates, Series 2006-GG6, Cl. AM, 5.622%, 4/1/38	1,443,915	1,592,299
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,015,682	1,007,518
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.908%, 11/1/35[7]	1,916,700	1,593,768

20	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial Continued
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2011-C3, Cl. A1, 1.875%, 2/1/46[4]	$1,123,649	$1,141,290
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	2,590,000	2,661,487
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	213,891	219,420
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	1,923,679	1,805,897
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[4,7]	1,433,627	1,046,095
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through Certificates, Series 2006-C2, Cl. AM, 5.782%, 8/1/43	1,485,000	1,643,992
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commerical Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.665%, 11/1/45[4,7]	545,000	518,670
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commerical Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.31%, 2/1/46	645,000	602,491
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commerical Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.173%, 12/1/48	485,000	445,068
Morgan Stanley Capital I Trust 2007-IQ13, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ13, Cl. AM, 5.406%, 3/1/44	1,495,000	1,638,143
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.887%, 6/1/49[7]	1,700,000	1,885,019
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.404%, 11/1/36[3,7]	2,085,133	1,042,566
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.315%, 5/1/36[7]	483,826	420,222
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.761%, 7/1/37[7]	1,942,087	1,555,605
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.893%, 5/1/63[4,7]	240,000	232,577
Wachovia Bank Commercial Mortgage Trust 2003-C5, Commercial Mtg. Pass-Through Certificates, Series 2003-C5, Cl. A2, 3.989%, 6/1/35	211,281	212,141
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. AM, 5.603%, 10/1/48[7]	1,580,000	1,777,875
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.532%, 12/1/35[7]	956,354	911,147
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A6, 2.617%, 9/1/35[7]	1,236,583	1,174,654
Wells Fargo Mortgage-Backed Securities 2007-16 Trust, Mtg. Pass-Through Certificates, Series 2007-16, Cl. 1A1, 6%, 12/4/37	1,774,018	1,907,981
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.702%, 4/1/37[7]	77,133	72,633
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.988%, 11/1/37[7]	1,196,290	1,092,866
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 11.244%, 3/1/44[8]	19,693,659	1,593,739

OPPENHEIMER CAPITAL INCOME FUND	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Commercial Continued
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.462%, 12/1/45[4,7]	$280,000	$261,048
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 4.88%, 8/1/45[4,7]	545,000	533,257
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.186%, 3/1/45[4,7]	278,000	258,661

		47,135,684
Multifamily—0.3%
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	1,805,080	1,696,224
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.556%, 6/1/36[7]	1,156,944	1,073,929
Countrywide Alternative Loan Trust 2005-86CB, Mtg. Pass-Through Certificates, Series 2005-86CB, Cl. A8, 5.50%, 2/1/36	307,557	281,604
Countrywide Alternative Loan Trust 2005-J14, Mtg. Pass-Through Certificates, Series 2005-J14, Cl. A7, 5.50%, 12/1/35	792,119	669,936
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36	386,315	320,032
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 4.955%, 5/1/37[7]	460,000	450,635

		4,492,360
Residential—2.5%
ABFC Asset-Backed Certificates, Asset-Back Certificates, Series 2005-HE2, Cl. M3, 0.982%, 6/25/35[7]	4,000,000	3,249,814
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: Series 2007-4, Cl. AM, 5.812%, 2/1/51[7]	1,635,000	1,871,226
Series 2007-1, Cl. 1A3, 6%, 1/1/37	511,939	456,637
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.467%, 5/1/36[7]	508,111	506,850
Banc of America Mortgage 2007-1 Trust, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A24, 6%, 3/1/37	1,807,889	1,808,682
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.312%, 7/25/36[7]	971,262	942,013
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	1,771,584	1,751,935
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	1,299,684	1,233,508
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36	2,757,295	2,549,132
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	744,119	706,836
CHL Mortgage Pass-Through Trust 2007-15, Mtg. Pass-Through Certificates, Series 2007-15, Cl. 1A29, 6.25%, 9/1/37	153,995	147,926

22	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Residential Continued
Countrywide Alternative Loan Trust 2005-21CB, Mtg. Pass-Through Certificates, Series 2005-21CB, Cl. A7, 5.50%, 6/1/35	$1,673,540	$1,524,943
Countrywide Alternative Loan Trust 2005-J10, Mtg. Pass-Through Certificates, Series 2005-J10, Cl. 1A17, 5.50%, 10/1/35	6,885,670	6,771,234
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	1,861,475	1,542,120
Countrywide Home Loans, Asset-Backed Certificates: Series 2004-6, Cl. M5, 1.472%, 8/25/34[7]	2,362,066	1,806,031
Series 2005-16, Cl. 2AF2, 5.194%, 5/1/36[7]	369,987	346,033
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	490,588	434,370
GMACM Home Equity Loan Trust 2007-HE2, Home Equity Loan-Backed Term Nts., Series 2007-HE2, Cl. A2, 6.054%, 12/1/37	25,143	21,430
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	686,663	676,222
Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Nts.: Series 2005-HF1, Cl. A2B, 0.552%, 2/25/36[7]	868,360	737,053
Series 2005-HF1, Cl. A3B, 0.552%, 2/25/36[7]	654,042	555,142
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	1,213,755	1,169,553
RAMP Series 2006-NC3 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-NC3, Cl. A3, 0.472%, 3/25/36[7]	16,698,000	6,863,688
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	504,641	463,802
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.112%, 5/1/37[7]	1,124,799	1,093,980
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.56%, 1/1/37[7]	267,782	240,313
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	1,358,502	1,308,237
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	907,783	963,168
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.641%, 10/1/36[7]	1,113,697	1,093,363

		42,835,241
Total Mortgage-Backed Obligations (Cost $403,839,094)		420,020,783
Asset-Backed Securities—10.6%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[4]	870,000	877,148
Airspeed Ltd., Airplane Receivables: Series 2007-1A, Cl. G1, 0.471%, 6/15/32[3,7]	33,520,222	26,480,975
Series 2007-1A, Cl. G2, 0.481%, 6/15/32[3,7]	11,451,814	9,161,451
Ally Master Owner Trust, Asset-Backed Nts., Series 2012-2, Cl. A, 0.701%, 3/15/16[7]	1,780,000	1,781,372

OPPENHEIMER CAPITAL INCOME FUND	23

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Asset-Backed Securities Continued
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. A, 1.89%, 7/15/16[4]	$1,361,105	$1,367,199
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.: Series 2012-3, Cl. A, 1.64%, 11/15/16[4]	579,306	579,672
Series 2012-3, Cl. C, 2.78%, 9/17/18[4]	325,000	325,242
AmeriCredit Automobile Receivables Trust 2010-1, Automobile Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17	1,055,000	1,128,018
AmeriCredit Automobile Receivables Trust 2010-2, Automobile Receivables-Backed Nts.: Series 2010-2, Cl. C, 4.52%, 10/8/15	1,480,000	1,524,602
Series 2010-2, Cl. D, 6.24%, 6/8/16	2,015,000	2,166,690
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	430,000	458,457
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.: Series 2011-2, Cl. B, 2.33%, 3/8/16	1,495,000	1,516,969
Series 2011-2, Cl. D, 4%, 5/8/17	1,450,000	1,538,321
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 9/8/17	2,355,000	2,496,908
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables-Backed Nts., Series 2011-5, Cl. D, 5.05%, 12/8/17	1,500,000	1,637,062
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	2,955,000	3,226,937
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. D, 3.38%, 4/9/18	2,345,000	2,459,647
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts.: Series 2012-5, Cl. C, 1.69%, 11/8/18	940,000	949,405
Series 2012-5, Cl. D, 2.35%, 12/10/18	1,280,000	1,300,983
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts.: Series 2013-1, Cl. C, 1.57%, 1/8/19	1,610,000	1,616,459
Series 2013-1, Cl. D, 2.09%, 2/8/19	1,115,000	1,115,613
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.: Series 2010-3A, Cl. A, 4.64%, 5/20/16[4]	700,000	754,334
Series 2011-2A, Cl. A, 2.37%, 11/20/14[4]	1,570,000	1,606,814
Series 2011-3A, Cl. B, 4.74%, 11/20/17[4]	890,000	956,871
Series 2012-1A, Cl. A, 2.054%, 8/20/16[4]	2,130,000	2,182,264
Blade Engine Securitization Ltd., Asset-Backed Certificates, Series 2006-1A, Cl. B, 3.201%, 9/15/41[3,7]	9,084,096	6,767,652
Capital Auto Receivables Asset Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.19%, 9/20/21	725,000	725,216
CarMax Auto Owner Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 1.99%, 8/15/19	650,000	652,285
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/16[4]	236,980	255,437
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	430,000	435,134

24	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities Continued
Citibank Omni Master Trust, Credit Card Receivables Nts., Series 2009-A17, Cl. A17, 4.90%, 11/15/18[4]	$1,535,000	$1,648,052
CPS Auto Trust, Automobile Receivable Nts.: Series 2012-B, Cl. A, 2.52%, 9/16/19[4]	1,570,085	1,576,802
Series 2012-C, Cl. A, 1.82%, 12/16/19[4]	573,023	576,290
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 2.20%, 9/16/19[4]	890,000	903,597
Series 2012-2A, Cl. A, 1.52%, 3/16/20[4]	535,000	538,865
Series 2012-2A, Cl. B, 2.21%, 9/15/20[4]	270,000	273,021
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	1,465,000	1,490,454
DT Auto Owner Trust 2010-1A, Automobile Receivable Nts., Series 2010-1A, Cl. D, 5.92%, 9/15/16[4]	951,550	958,035
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/17/15[4]	1,118,840	1,121,812
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 2/16/16[4]	495,000	496,568
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/17[4]	1,491,000	1,518,988
DT Auto Owner Trust 2012-1A, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.05%, 1/15/15[4]	475,067	475,783
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.: Series 2012-2, Cl. C, 2.72%, 4/17/17[4]	345,000	350,135
Series 2012-2, Cl. D, 4.35%, 3/15/19[4]	430,000	445,975
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 4/20/18[4,7]	215,000	215,174
Exeter Automobile Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 2.02%, 8/15/16[4]	640,772	644,669
Series 2012-2A, Cl. A, 1.30%, 6/15/17[4]	698,341	700,717
Series 2012-2A, Cl. B, 2.22%, 12/15/17[4]	750,000	760,568
Series 2012-2A, Cl. C, 3.06%, 7/16/18[4]	185,000	187,894
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	113,775	113,889
First Investors Auto Owner Trust 2012-1A, Automobile Receivables Nts., Series 2012-1A, Cl. D, 5.65%, 4/15/18[4]	770,000	828,400
Ford Credit Auto Owner Trust 2013-A, Automobile Receivables Nts., Series 2013-A, Cl. D, 1.86%, 8/15/19	1,180,000	1,187,938
Ford Credit Floorplan Master Owner Trust A, Automobile Receivable Nts., Series 2012-2, Cl. C, 2.86%, 1/15/19	1,490,000	1,567,730
Ford Credit Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2012-1, Cl. C, 1.701%, 1/15/16[7]	605,000	609,431
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[4]	2,700,000	2,744,566
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.551%, 3/15/16[7]	1,800,000	1,810,440
NuCO2 Funding LLC, Asset-Backed Nts., Series 2008-1A, Cl. A1, 7.25%, 6/25/38[3]	35,000,000	35,700,000

OPPENHEIMER CAPITAL INCOME FUND	25

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Asset-Backed Securities Continued
Prestige Auto Receivables Trust, Automobile Receivable Nts., Series 2011-1A, Cl. D., 5.18%, 7/16/18	$585,000	$612,375
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	1,670,000	1,727,435
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[4]	1,540,000	1,566,722
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	1,715,000	1,804,462
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts., Series 2011-4, Cl. B, 2.90%, 5/16/16	820,000	841,106
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]	736,995	739,184
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[3]	688,012	692,360
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts.: Series 2012-2, Cl. C, 3.20%, 2/15/18	3,010,000	3,137,422
Series 2012-2, Cl. D, 3.87%, 2/15/18	1,875,000	1,982,166
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts.: Series 2012-4, Cl. A3, 1.04%, 8/15/16	1,410,000	1,419,977
Series 2012-4, Cl. B, 1.83%, 3/15/17	2,710,000	2,755,028
Series 2012-4, Cl. D, 3.50%, 6/15/18	2,785,000	2,929,890
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts., Series 2012-5, Cl. D, 3.30%, 9/17/18	3,110,000	3,219,551
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 9/17/18	3,340,000	3,396,780
Santander Drive Auto Receivables Trust 2013-1, Automobile Receivables Nts.: Series 2013-1, Cl. C, 1.76%, 1/15/19	2,070,000	2,087,514
Series 2013-1, Cl. D, 2.80%, 1/15/19	895,000	896,303
SNAAC Auto Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 1.78%, 6/15/16[4]	634,744	638,810
Series 2012-1A, Cl. C, 4.38%, 6/15/17[4]	715,000	741,090
Structured Asset Securities Corp., Mtg. Loan Asset-Backed Certificates, Series 2007-GEL2, Cl. A2, 0.522%, 5/25/37[7]	10,000,000	8,286,410
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.: Series 2012-1, Cl. A2, 1.10%, 3/16/15	535,000	535,299
Series 2012-1, Cl. B, 1.87%, 9/15/15	910,000	910,913
Series 2012-1, Cl. C, 2.52%, 3/15/16	660,000	660,717
Series 2012-1, Cl. D, 3.12%, 3/15/18	460,000	460,582
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 3/15/16[3,7]	535,000	535,893
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl. A2, 1.19%, 3/20/21[4]	857,758	863,263
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21	625,000	637,235

Total Asset-Backed Securities (Cost $179,561,262)		181,569,417
U.S. Government Obligations—1.2%
Federal Home Loan Mortgage Corp. Nts.: 0.875%, 3/7/18	2,875,000	2,872,786
1.25%, 8/1/19-10/2/19	1,555,000	1,548,241

26	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
U.S. Government Obligations Continued
Federal Home Loan Mortgage Corp. Nts.: Continued
2.375%, 1/13/22	$3,075,000	$3,201,561
5.25%, 4/18/16	1,600,000	1,840,574
Federal National Mortgage Assn. Nts.: 0.375%, 12/21/15	2,020,000	2,018,608
0.50%, 9/28/15-3/30/16	7,038,000	7,048,931
0.875%, 2/8/18	2,120,000	2,123,462

Total U.S. Government Obligations (Cost $20,323,085)		20,654,163
Non-Convertible Corporate Bonds and Notes—18.2%
Consumer Discretionary—2.3%
Auto Components—0.1%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	1,451,000	1,587,031
Automobiles—0.3%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	830,000	1,287,813
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	3,563,000	4,071,711

		5,359,524
Diversified Consumer Services—0.1%
Service Corp. International, 7.625% Sr. Unsec. Nts., 10/1/18	1,390,000	1,647,150
Hotels, Restaurants & Leisure—0.2%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[4]	2,591,000	2,830,346
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	944,000	1,194,271

		4,024,617
Household Durables—0.3%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	1,637,000	1,765,914
Lennar Corp., 4.125% Sr. Unsec. Nts., 12/1/18[4]	1,745,000	1,740,638
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	601,000	601,000

		4,107,552
Media—0.7%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	995,000	1,512,393
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	674,000	703,756
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	457,000	441,574
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	1,607,000	1,795,823
Interpublic Group of Cos., Inc. (The): 6.25% Sr. Unsec. Nts., 11/15/14 10% Sr. Unsec. Nts., 7/15/17	1,043,000 1,669,000	1,127,744 1,804,606
Lamar Media Corp., 5% Sr. Sub. Nts., 5/1/23[4]	1,657,000	1,675,641
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	553,000	676,908
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	515,000	470,953
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	876,000	1,232,328

OPPENHEIMER CAPITAL INCOME FUND	27

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Media Continued
Time Warner, Inc., 9.15% Debs., 2/1/23	$201,000	$291,376
WPP Finance 2010, 5.125% Sr. Unsec. Unsub. Nts., 9/7/42	520,000	512,527

		12,245,629
Multiline Retail—0.2%
Dollar General Corp., 4.125% Nts., 7/15/17	1,545,000	1,641,563
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	2,212,000	2,355,437

		3,997,000
Specialty Retail—0.2%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	1,592,000	1,802,940
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	1,772,000	1,918,190

		3,721,130
Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	1,477,000	1,606,238
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,706,000	1,691,073

		3,297,311
Consumer Staples—0.7%
Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	839,000	1,348,301
Coca-Cola HBC Finance BV, 5.125% Sr. Unsec. Unsub. Nts., 9/17/13	1,620,000	1,652,705
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	440,000	470,805
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[4]	1,522,000	1,618,872
Pernod-Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[4]	779,000	846,069
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42	650,000	725,104

		6,661,856
Food & Staples Retailing—0.1%
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	804,000	784,219
Safeway, Inc., 5.625% Sr. Unsec. Unsub. Nts., 8/15/14	595,000	631,321

		1,415,540
Food Products—0.2%
Bunge Ltd. Finance Corp.: 5.35% Sr. Unsec. Unsub. Nts., 4/15/14 8.50% Sr. Unsec. Nts., 6/15/19	1,471,000 1,008,000	1,541,967 1,311,321
ConAgra Foods, Inc., 4.65% Sr. Unsec. Unsub. Nts., 1/25/43	803,000	809,269

		3,662,557
Tobacco—0.1%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	795,000	1,352,057
Energy—1.9%
Energy Equipment & Services—0.4%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	1,834,000	2,056,481

28	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Energy Equipment & Services Continued
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14	$1,388,000	$1,476,214
Rowan Cos., Inc., 4.875% Sr. Unsec. Nts., 6/1/22	1,173,000	1,278,595
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	1,032,000	1,116,639

		5,927,929
Oil, Gas & Consumable Fuels—1.5%
Anadarko Petroleum Corp.: 6.20% Sr. Unsec. Nts., 3/15/40	604,000	736,421
7.625% Sr. Unsec. Nts., 3/15/14	1,186,000	1,267,243
Canadian Oil Sands Ltd.: 5.80% Sr. Unsec. Nts., 8/15/13[4]	1,584,000	1,620,446
6% Sr. Unsec. Nts., 4/1/42[4]	691,000	792,668
DCP Midstream Operating LP, 2.50% Sr. Unsec. Unsub. Nts., 12/1/17	1,430,000	1,447,632
El Paso Pipeline Partners Operating Co. LLC, 4.70% Sr. Unsec. Nts., 11/1/42	1,118,000	1,079,300
Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	1,201,000	1,293,542
EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14	779,000	822,185
Energy Transfer Partners LP: 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	1,287,000	1,403,721
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	465,000	523,633
8.50% Sr. Unsec. Nts., 4/15/14	1,180,000	1,273,901
Kinder Morgan Energy Partners LP, 5% Sr. Unsec. Nts., 3/1/43	465,000	475,063
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	701,000	891,080
NuStar Logistics LP, 4.75% Sr. Unsec. Unsub. Nts., 2/1/22	1,647,000	1,605,766
Phillips 66, 4.30% Sr. Unsec. Unsub. Nts., 4/1/22[4]	1,096,000	1,210,335
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	1,552,000	1,660,640
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[4]	1,466,000	1,566,788
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[3]	1,643,000	1,659,430
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	809,000	856,637
Talisman Energy, Inc., 6.25% Sr. Unsec. Unsub. Nts., 2/1/38	469,000	526,615
Williams Cos, Inc. (The), 3.70% Unsec. Unsub. Nts., 1/15/23	851,000	849,615
Woodside Finance Ltd.: 4.60% Sr. Unsec. Nts., 5/10/21[4]	1,209,000	1,342,888
5% Sr. Unsec. Nts., 11/15/13[4]	1,574,000	1,616,048
		26,521,597
Financials—7.4%
Capital Markets—1.7%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[4]	2,035,000	2,449,232
Carlyle Holdings Finance LLC, 3.875% Unsec. Nts., 2/1/23[4]	1,392,000	1,428,385
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	1,639,000	1,721,715
Goldman Sachs Group, Inc. (The): 5.25% Sr. Unsec. Nts., 7/27/21	1,367,000	1,558,969
6.25% Sr. Nts., 2/1/41	1,534,000	1,868,275

OPPENHEIMER CAPITAL INCOME FUND	29

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Capital Markets Continued
Jefferies Group, Inc., 5.125% Sr. Unsec. Nts., 1/20/23	$853,000	$893,829
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[4]	2,342,000	2,625,527
Mellon Capital IV, 4% Perpetual Bonds[7,11]	6,000,000	5,782,500
Morgan Stanley: 3.75% Sr. Unsec. Nts., 2/25/23	1,717,000	1,738,548
4.875% Sub. Nts., 11/1/22	1,325,000	1,401,895
6.25% Sr. Unsec. Nts., 8/28/17	1,000,000	1,161,513
6.375% Sr. Unsec. Nts., 7/24/42	1,791,000	2,196,470
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24	1,477,000	1,674,537
UBS AG (Stamford, CT), 2.25% Sr. Unsec. Nts., 8/12/13	388,000	390,608
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds[11]	1,771,000	1,837,058

		28,729,061
Commercial Banks—1.9%
Amsouth Bank NA (Birmingham, AL), 5.20% Unsec. Sub. Nts., 4/1/15	1,582,000	1,682,773
BNP Paribas SA, 3.25% Sr. Unsec. Nts., 3/3/23[5]	478,000	472,807
CIT Group, Inc., 5.50% Sr. Unsec. Nts., 2/15/19[4]	583,000	636,928
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	3,032,000	3,047,160
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[4]	1,548,000	1,723,447
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[7]	4,060,000	4,110,750
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[4]	1,272,000	1,425,188
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	1,067,000	1,071,934
RBS Citizens Financial Group, Inc., 4.15% Sub. Nts., 9/28/22[4]	1,328,000	1,361,841
Royal Bank of Scotland Group plc, 7.64% Unsec. Sub. Perpetual Bonds[11]	1,700,000	1,555,500
Wachovia Capital Trust III, 5.57% Perpetual Bonds[7,11]	11,000,000	11,027,500
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K11	1,773,000	2,046,707
Zions Bancorp, 4.50% Sr. Unsec. Unsub. Nts., 3/27/17	2,777,000	2,973,087

		33,135,622
Consumer Finance—0.3%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	1,577,000	1,586,781
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22[4]	1,751,000	1,795,353
SLM Corp., 5.50% Sr. Unsec. Nts., 1/25/23	1,548,000	1,545,697

		4,927,831
Diversified Financial Services—1.2%
Citigroup, Inc.: 3.375% Sr. Unsec. Unsub. Nts., 3/1/23	1,258,000	1,273,551
4.05% Unsec. Unsub. Nts., 7/30/22	783,000	814,755
5.95% Unsec. Unsub. Nts.,[11]	1,675,000	1,708,500
ING US, Inc., 2.90% Sr. Unsec. Unsub. Nts., 2/15/18[4]	1,735,000	1,749,014
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[11]	9,712,000	11,257,189
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	2,285,000	3,097,404

		19,900,413

30	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Insurance—1.7%
CNA Financial Corp.: 5.75% Sr. Unsec. Unsub. Nts., 8/15/21	$1,361,000	$1,615,010
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	851,000	1,011,944
Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[4]	1,490,000	1,601,754
Hartford Life, Inc., 7.375% Sr. Unsec. Unsub. Nts., 3/1/31	2,423,000	3,110,318
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	2,956,000	3,000,340
Marsh & McLennan Cos., Inc., 5.375% Nts., 7/15/14	356,000	377,534
MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39	10,000,000	15,425,000
Prudential Financial, Inc., 5.625% Unsec. Sub. Nts., 6/15/43	950,000	992,750
Swiss Re Capital I LP, 6.854% Perpetual Bonds[4,11]	2,835,000	3,012,188

		30,146,838
Real Estate Investment Trusts (REITs)—0.6%
American Tower Corp.: 5.05% Sr. Unsec. Unsub. Nts., 9/1/20	440,000	491,371
7% Sr. Unsec. Nts., 10/15/17	1,409,000	1,684,562
CommonWealth REIT, 6.40% Sr. Unsec. Unsub. Nts., 2/15/15	1,524,000	1,639,123
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	1,625,000	1,642,428
Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	1,497,000	1,567,356
National Retail Properties, Inc., 6.25% Sr. Unsec. Unsub. Nts., 6/15/14	1,115,000	1,184,498
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[4]	1,426,000	1,538,892

		9,748,230
Health Care—0.6%
Biotechnology—0.3%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22	1,562,000	1,666,009
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	1,731,000	1,749,406
Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41	840,000	1,035,293

		4,450,708
Health Care Providers & Services—0.2%
Cardinal Health, Inc.: 1.70% Sr. Unsec. Nts., 3/15/18	569,000	573,550
3.20% Sr. Unsec. Nts., 3/15/23	853,000	869,217
Express Scripts Holding Co., 6.25% Sr. Unsec. Nts., 6/15/14	1,487,000	1,589,541
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	854,000	1,108,849

		4,141,157
Pharmaceuticals—0.1%
Zoetis, Inc.: 1.875% Sr. Unsec. Nts., 2/1/18[4]	564,000	566,661
4.70% Sr. Unsec. Nts., 2/1/43[4]	846,000	870,460

		1,437,121

OPPENHEIMER CAPITAL INCOME FUND	31

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Industrials—1.4%
Aerospace & Defense—0.1%
BE Aerospace, Inc., 5.25% Sr. Unsec. Unsub. Nts., 4/1/22	$1,072,000	$1,117,560
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,484,000	1,624,980

		2,742,540
Building Products—0.1%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,282,000	1,316,476
Commercial Services & Supplies—0.1%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	1,596,000	1,651,860
Industrial Conglomerates—0.3%
General Electric Capital Corp.: 6.375% Unsec. Sub. Bonds, 11/15/67	3,251,000	3,446,060
7.125% Unsec. Sub. Nts.,[11]	1,300,000	1,504,091

		4,950,151
Machinery—0.3%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	1,707,000	1,894,770
Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22	1,184,000	1,229,752
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[4]	1,426,000	1,600,685

		4,725,207
Professional Services—0.1%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	1,480,000	1,579,900
Road & Rail—0.3%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	628,000	727,467
Kansas City Southern de Mexico SA de CV, 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	1,458,000	1,651,185
Penske Truck Leasing Co. LP/PTL Finance Corp.: 2.50% Sr. Nts., 7/11/14[4]	1,660,000	1,688,507
4.25% Sr. Unsec. Nts., 1/17/23[4]	865,000	871,281

		4,938,440
Trading Companies & Distributors—0.1%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	1,563,000	1,687,416
Information Technology—0.7%
Communications Equipment—0.0%
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	517,000	580,397
Computers & Peripherals—0.2%
Hewlett-Packard Co.: 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	2,821,000	2,872,754
4.75% Sr. Unsec. Nts., 6/2/14	1,176,000	1,227,831

		4,100,585
Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp., 4.75% Sr. Unsec. Unsub. Nts., 11/15/14	449,000	477,347

32	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Electronic Equipment, Instruments & Components Continued
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	$1,792,000	$1,918,696
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	1,905,000	1,953,284

		4,349,327
Office Electronics—0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	1,571,000	1,585,397
Software—0.1%
Autodesk, Inc.: 1.95% Sr. Unsec. Unsub. Nts., 12/15/17	791,000	784,412
3.60% Sr. Unsec. Unsub. Nts., 12/15/22	500,000	503,652

		1,288,064
Materials—1.2%
Chemicals—0.2%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	787,000	898,395
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	795,000	833,274
RPM International, Inc., 3.45% Sr. Unsec. Nts., 11/15/22	802,000	790,314
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	817,000	805,604

		3,327,587
Containers & Packaging—0.5%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	1,562,000	1,710,390
Greif, Inc., 7.75% Sr. Unsec. Nts., 8/1/19	1,400,000	1,638,000
Packaging Corp. of America, 3.90% Sr. Unsec. Unsub. Nts., 6/15/22	1,310,000	1,351,375
Rock-Tenn Co., 3.50% Sr. Nts., 3/1/20[4]	1,657,000	1,687,593
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21[4]	1,355,000	1,551,475

		7,938,833
Metals & Mining—0.5%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	968,000	1,083,181
Carpenter Technology Corp., 4.45% Sr. Unsec. Nts., 3/1/23	558,000	570,907
Cliffs Natural Resources, Inc., 6.25% Sr. Unsec. Unsub. Nts., 10/1/40	431,000	424,241
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Nts., 3/1/22	1,149,000	1,145,579
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	2,519,000	2,865,075
Xstrata Canada Corp.: 5.375% Sr. Unsec. Unsub. Nts., 6/1/15	1,190,000	1,293,519
6% Sr. Unsec. Unsub. Nts., 10/15/15	1,317,000	1,467,708

		8,850,210
Paper & Forest Products—0.0%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	696,000	814,534

OPPENHEIMER CAPITAL INCOME FUND	33

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Telecommunication Services—0.7%
Diversified Telecommunication Services—0.6%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	$1,886,000	$2,306,252
British Telecommunications plc, 9.625% Bonds, 12/15/30	1,010,000	1,573,367
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	1,436,000	1,622,680
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	1,455,000	1,531,168
Telefonica Emisiones SAU, 7.045% Sr. Unsub. Unsec. Nts., 6/20/36	1,079,000	1,146,814
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	420,000	529,943
Windstream Corp., 7.50% Sr. Unsec. Unsub. Nts., 4/1/23	1,550,000	1,627,500

		10,337,724
Wireless Telecommunication Services—0.1%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	810,000	776,532
CC Holdings GS V LLC, 3.849% Sr. Sec. Nts., 4/15/23[4]	832,000	838,250
Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43	447,000	437,777

		2,052,559
Utilities—1.3%
Electric Utilities—0.6%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	2,254,000	2,452,073
Electricite de France SA, 5.25% Perpetual Bonds[4,7,11]	1,371,000	1,352,736
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	868,000	915,703
FirstEnergy Corp., 2.75% Sr. Unsec. Unsub. Nts., 3/15/18[5]	846,000	845,915
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	1,659,000	1,671,598
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Nts., 12/1/22	100,000	101,156
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[4]	2,585,000	2,953,960

		10,293,141
Energy Traders—0.6%
Calpine Corp., 7.25% Sr. Sec. Nts., 10/15/17[4]	7,848,000	8,387,550
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	1,575,000	1,630,130

		10,017,680
Multi-Utilities—0.1%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	1,487,000	1,681,257

Total Non-Convertible Corporate Bonds and Notes (Cost $290,899,496)		312,954,746
Convertible Corporate Bonds and Notes—1.5%
Amylin Pharmaceuticals, Inc., 3% Cv. Sr. Unsec. Nts., 6/15/14	13,000,000	13,195,000
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[7]	4,925,000	5,780,700
LifePoint Hospitals, Inc., 3.50% Cv. Sr. Unsec. Sub. Nts., 5/15/14	5,000,000	5,290,625
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Unsub. Nts., 12/15/27[4]	1,000,000	1,066,250

Total Convertible Corporate Bonds and Notes (Cost $23,162,367)		25,332,575

34	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Event-Linked Bonds—0.3%
Calypso Capital Ltd. Catastrophe Linked Nts., Series 2010-1, Cl. A, 3.686%, 1/10/14[4,7]	$2,041,000	$2,698,031
Foundation Re III Ltd. Catastrophe Linked Nts., Series 1-A, 5.831%, 2/3/14[4,7]	2,100,000	2,129,610

Total Event-Linked Bonds (Cost $4,929,048)		4,827,641

	Expiration Date	Strike Price	Contracts
Options Purchased—0.0%
U.S. Treasury Nts., 10 yr. Futures, 6/19/13 Call[2] (Cost $330,195)	4/29/13	$133.000	1,500		421,875
	Swaption Expiration Date		Notional Amount
Swaptions Purchased—0.3%
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 1.87%; Received: Six-Month JYP BBA LIBOR; Termination Date: 1/25/26[2]	1/22/16		5,406,000,000	JPY	958,754
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 4%; Received: Three-Month BBA LIBOR; Termination Date: 11/28/24[2]	11/26/14		50,000,000		472,029
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 5.28%; Received: Three-Month BBA LIBOR; Termination Date: 10/19/25[2]	10/16/15		11,666,666		91,118
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 5.445%; Received: Three-Month BBA LIBOR; Termination Date: 11/9/25[2]	11/6/15		11,666,666		84,621
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 4%; Received: Three-Month BBA LIBOR; Termination Date: 12/3/24[2]	12/2/14		50,000,000		482,381
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 4%; Received: Three-Month BBA LIBOR; Termination Date: 2/26/25[2]	2/25/15		50,000,000		631,932
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 4.50%; Received: Three-Month BBA LIBOR; Termination Date: 2/28/27[2]	2/27/17		50,000,000		1,509,223
Total Swaptions Purchased (Cost $9,331,243)					4,230,058

OPPENHEIMER CAPITAL INCOME FUND	35

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value
Investment Companies—25.6%
Arctic Glacier Income Fund[2]	2,000,000	$450,000
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[1,12]	263,210,639	263,210,639
Oppenheimer Master Loan Fund, LLC[1]	11,000,141	146,872,675
Oppenheimer Short Duration Fund, Cl. Y1	3,018,064	30,240,993

Total Investment Companies (Cost $439,408,200)		440,774,307
Total Investments, at Value (Cost $1,820,110,677)	114.2%	1,963,078,925
Liabilities in Excess of Other Assets	(14.2)	(244,247,294)

Net Assets	100.0%	$1,718,831,631

Footnotes to Statement of Investments

Principal and notional amount is reported in U.S. Dollars, except for those denoted in the following currencies:

EUR             Euro

JPY             Japanese Yen

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 31, 2012	Gross Additions	Gross Reductions	Shares February 28, 2013
H.J. Heinz Finance Co., 8% Cum., Series B	295	—	—	295
Oppenheimer Capital Income Fund (Cayman) Ltd.[a]	7,500	—	—	7,500
Oppenheimer Institutional Money Market Fund, Cl. E	206,909,741	179,714,023	123,413,125	263,210,639
Oppenheimer Master Loan Fund, LLC	11,000,141	—	—	11,000,141
Oppenheimer Short Duration Fund, Cl. Y	2,011,498	1,006,566	—	3,018,064

		Value	Income	Realized Gain
H.J. Heinz Finance Co., 8% Cum., Series B		$30,154,531	$1,180,000	$—
Oppenheimer Capital Income Fund (Cayman) Ltd.[a]		703,563	—	—
Oppenheimer Institutional Money Market Fund, Cl. E		263,210,639	193,364	—
Oppenheimer Master Loan Fund, LLC		146,872,675	5,105,959[b]	1,120,706 [b]
Oppenheimer Short Duration Fund, Cl. Y		30,240,993	64,697	—

		$471,182,401	$6,544,020	$1,120,706

a. Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

36	OPPENHEIMER CAPITAL INCOME FUND

3. Restricted security. The aggregate value of restricted securities as of February 28, 2013 was $87,312,827, which represents 5.08% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G1, 0.471%, 6/15/32	7/28/10-10/21/10	$26,956,407	$26,480,975	$(475,432)
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G2, 0.481%, 6/15/32	4/8/11	9,654,684	9,161,451	(493,233)
Blade Engine Securitization Ltd., Asset-Backed Certificates, Series 2006-1A, Cl. B, 3.201%, 9/15/41	11/10/09	5,855,876	6,767,652	911,776
Bond Street Holdings LLC, Cl. A	11/4/09	5,700,000	5,272,500	(427,500)
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.404%, 11/1/36	10/24/12	1,006,357	1,042,566	36,209
NuCO2 Funding LLC, Asset-Backed Nts., Series 2008-1A, Cl. A1, 7.25%, 6/25/38	1/25/11-7/18/12	37,253,232	35,700,000	(1,553,232)
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	11/10/10-11/15/10	1,654,534	1,659,430	4,896
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-1/19/12	686,809	692,360	5,551
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 3/15/16	9/19/12	534,995	535,893	898

		$89,302,894	$87,312,827	$(1,990,067)

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $132,672,269 or 7.72% of the Fund’s net assets as of February 28, 2013.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after February 28, 2013. See Note 1 of the accompanying Notes.

6. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $479,424. See Note 6 of the accompanying Notes.

7. Represents the current interest rate for a variable or increasing rate security.

8. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $18,634,631 or 1.08% of the Fund’s net assets as of February 28, 2013.

9. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $271,159 or 0.02% of the Fund’s net assets as of February 28, 2013.

10. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

OPPENHEIMER CAPITAL INCOME FUND	37

Footnotes to Statement of Investments Continued

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Rate shown is the 7-day yield as of February 28, 2013.

Forward Currency Exchange Contracts as of February 28, 2013 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation
Bank of America NA
Euro (EUR)	Sell	2,555	EUR	5/16/13	$3,337,697	$99,433
Goldman Sachs Bank USA
Euro (EUR)	Sell	10,000	EUR	4/30/13	13,061,753	512,346

Total unrealized appreciation and depreciation						$611,779

Futures Contracts as of February 28, 2013 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Euro-BTP	Sell	20	3/7/13	$2,860,724	$39,231
U.S. Long Bonds	Buy	153	6/19/13	21,998,531	(94,603)
U.S. Long Bonds	Sell	35	6/19/13	5,032,344	(7,637)
U.S. Treasury Nts., 2 yr.	Sell	183	6/28/13	40,345,781	(12,028)
U.S. Treasury Nts., 5 yr.	Sell	413	6/28/13	51,205,547	(213,793)
U.S. Treasury Nts., 10 yr.	Buy	272	6/19/13	35,780,750	17,177
U.S. Treasury Nts., 10 yr.	Sell	98	6/19/13	12,891,594	1,306
U.S. Treasury Ultra Bonds	Buy	201	6/19/13	31,758,000	324,930

					$54,583

Credit Default Swap Contracts as of February 28, 2013 are as follows:
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)		Value		Unrealized Appreciation (Depreciation)
CDX North America Investment Grade Index, Series 19
JPMorgan Chase Bank NA	Sell	$25,000		1.0%	12/20/17		$(166,545)		$202,182		$35,637

	Total	25,000					(166,545)		202,182		35,637
ITRAXX Europe, Series 18, Version 1
JPMorgan Chase Bank NA	Buy	18,440	EUR	1.0	12/20/17		(171,428)		128,873		(42,555)

	Total	18,440	EUR				(171,428)		128,873		(42,555)

					Grand Total Buys		(171,428)		128,873		(42,555)
					Grand Total Sells		(166,545)		202,182		35,637

		Total Credit Default Swaps				$(337,973)		$331,055		$(6,918)

38	OPPENHEIMER CAPITAL INCOME FUND

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$25,000,000	$—	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of February 28, 2013 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
JPMorgan Chase Bank NA:
	Credit Default Buy Protection	18,440	EUR	$128,873
	Credit Default Sell Protection	25,000		202,182

		Total Swaps		$331,055

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currency:

EUR	Euro

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	39

Footnotes to Statement of Investments Continued

STATEMENT OF ASSETS AND LIABILITIES    February 28, 2013 (Unaudited)

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,349,624,475)	$1,491,896,524
Affiliated companies (cost $469,736,202)	470,478,838
Wholly-owned subsidiary (cost $750,000)	703,563
1,963,078,925
Cash	88,893
Cash used for collateral on futures	1,184,329
Unrealized appreciation on foreign currency exchange contracts	611,779
Appreciated swaps, at value (upfront payments paid $166,545)	202,182
Depreciated swaps, at value (upfront payments paid $171,428)	128,873
Receivables and other assets:
Investments sold (including $56,562,012 sold on a when-issued or delayed delivery basis)	66,608,205
Interest, dividends and principal paydowns	7,160,684
Shares of beneficial interest sold	1,996,534
Futures margins	86,591
Other	179,263
Total assets	2,041,326,258
Liabilities
Payables and other liabilities:
Investments purchased (including $313,157,113 purchased on a when-issued or delayed delivery basis)	318,883,687
Shares of beneficial interest redeemed	2,841,853
Distribution and service plan fees	317,190
Transfer and shareholder servicing agent fees	193,095
Trustees’ compensation	133,641
Futures margins	68,805
Shareholder communications	5,650
Other	50,706
Total liabilities	322,494,627
Net Assets	$1,718,831,631
Composition of Net Assets
Par value of shares of beneficial interest	$184,872
Additional paid-in capital	2,065,990,847
Accumulated net investment income	5,786,796
Accumulated net realized loss on investments and foreign currency transactions	(496,755,146)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	143,624,262
Net Assets	$1,718,831,631

40	OPPENHEIMER CAPITAL INCOME FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,460,017,095 and 156,586,095 shares of beneficial interest outstanding)	$9.32
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.89
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $38,878,451 and 4,260,910 shares of beneficial interest outstanding)	$9.12
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $136,716,320 and 15,071,999 shares of beneficial interest outstanding)	$9.07
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,885,035 and 2,266,927 shares of beneficial interest outstanding)	$9.21
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $62,334,730 and 6,686,081 shares of beneficial interest outstanding)	$9.32

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	41

STATEMENT OF OPERATIONS    For the Six Months Ended February 28, 2013 (Unaudited)

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$5,101,370
Dividends	4,589
Expenses[2]	(238,691)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	4,867,268
Investment Income
Interest	17,470,408
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $151,200)	9,205,567
Affiliated companies	1,438,061
Fee income on when-issued securities	1,930,191
Other income	39,806
Total investment income	30,084,033
Expenses
Management fees	4,505,288
Distribution and service plan fees:
Class A	1,641,222
Class B	203,499
Class C	605,084
Class N	49,429
Transfer and shareholder servicing agent fees:
Class A	990,309
Class B	91,064
Class C	132,818
Class N	26,025
Class Y	29,064
Shareholder communications:
Class A	63,383
Class B	3,722
Class C	5,963
Class N	1,033
Class Y	461
Trustees’ compensation	46,036
Custodian fees and expenses	6,179
Other	138,698
Total expenses	8,539,277
Less waivers and reimbursements of expenses	(388,227)
Net expenses	8,151,050
Net Investment Income	26,800,251

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Notes.

2. Net of expense waivers and/or reimbursements of $2,632.

42	OPPENHEIMER CAPITAL INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$31,269,055
Closing and expiration of futures contracts	(1,607,014)
Foreign currency transactions	(286,146)
Net realized gain allocated from Oppenheimer Master Loan Fund, LLC	1,120,706
Total net realized gain	30,496,601
Net change in unrealized appreciation/depreciation on:
Investments	11,204,345
Translation of assets and liabilities denominated in foreign currencies	322,392
Futures contracts	(1,009,995)
Swap contracts	(6,918)
Net change in unrealized appreciation/deprecation allocated from Oppenheimer Master Loan Fund, LLC	1,037,706
Total net change in unrealized appreciation/depreciation	11,547,530
Net Increase in Net Assets Resulting from Operations	$68,844,382

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	43

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Operations
Net investment income	$26,800,251	$48,700,969
Net realized gain	30,496,601	37,197,317
Net change in unrealized appreciation/depreciation	11,547,530	60,088,505
Net increase in net assets resulting from operations	68,844,382	145,986,791
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(36,367,455)	(55,099,362)
Class B	(850,155)	(1,400,187)
Class C	(2,638,748)	(3,210,056)
Class N	(498,147)	(740,433)
Class Y	(1,161,379)	(255,440)
	(41,515,884)	(60,705,478)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	14,190,030	(76,615,442)
Class B	(5,578,812)	(8,768,621)
Class C	22,524,829	8,150,935
Class N	(446,758)	(419,563)
Class Y	38,458,505	17,649,070
	69,147,794	(60,003,621)
Net Assets
Total increase	96,476,292	25,277,692
Beginning of period	1,622,355,339	1,597,077,647
End of period (including accumulated net investment income of $5,786,796 and $20,502,429, respectively)	$1,718,831,631	$1,622,355,339
See accompanying Notes to Financial Statements.

44	OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2013	Year Ended August 31,
Class A	(Unaudited)	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.17	$8.70	$8.18	$7.50	$10.44	$13.10
Income (loss) from investment operations:
Net investment income[1]	.15	.28	.31	.30	.48	.59
Net realized and unrealized gain (loss)	.23	.54	.58	.53	(3.11)	(1.74)
Total from investment operations	.38	.82	.89	.83	(2.63)	(1.15)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.35)	(.37)	(.15)	(.12)	(.50)
Distributions from net realized gain	—	—	—	—	(.19)	(1.01)
Total dividends and/or distributions to shareholders	(.23)	(.35)	(.37)	(.15)	(.31)	(1.51)
Net asset value, end of period	$9.32	$9.17	$8.70	$8.18	$7.50	$10.44
Total Return, at Net Asset Value[2]	4.25%	9.69%	11.06%	11.13%	(25.18)%	(9.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,460,017	$1,422,232	$1,423,082	$1,450,829	$1,521,396	$2,176,214
Average net assets (in thousands)	$1,441,372	$1,400,955	$1,486,145	$1,512,770	$1,388,938	$2,458,736
Ratios to average net assets:[3]
Net investment income	3.32%[4]	3.18%[4]	3.55%[4]	3.75%	6.64%	5.11%
Total expenses	0.97%[4,5]	1.00%[4,5]	0.99%[4,6]	1.02%[6]	1.02%[6]	0.91%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%[4,7]	0.96%[4,7]	0.96%[4]	0.90%	0.94%	0.91%
Portfolio turnover rate[8]	37%	80%	92%	77%	92%	68%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1.01%
Year Ended August 31, 2012	1.02%

6. Total expenses including indirect expenses from affliliated fund were as follows:

Year Ended August 31, 2011	1.01%
Year Ended August 31, 2010	1.04%
Year Ended August 31, 2009	1.03%
Year Ended August 31, 2008	0.91%

7. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	0.97%
Year Ended August 31, 2012	0.98%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2013	$1,787,843,608	$1,760,680,601
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	45

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended February 28, 2013	Year Ended August 31,
Class B	(Unaudited)	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.98	$8.51	$8.01	$7.36	$10.31	$12.94
Income (loss) from investment operations:
Net investment income[1]	.11	.19	.22	.22	.41	.49
Net realized and unrealized gain (loss)	.22	.54	.57	.52	(3.09)	(1.71)
Total from investment operations	.33	.73	.79	.74	(2.68)	(1.22)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.26)	(.29)	(.09)	(.08)	(.40)
Distributions from net realized gain	—	—	—	—	(.19)	(1.01)
Total dividends and/or distributions to shareholders	(.19)	(.26)	(.29)	(.09)	(.27)	(1.41)
Net asset value, end of period	$9.12	$8.98	$8.51	$8.01	$7.36	$10.31
Total Return, at Net Asset Value[2]	3.69%	8.80%	9.94%	10.05%	(25.94)%	(10.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,879	$43,790	$50,221	$65,079	$87,518	$153,650
Average net assets (in thousands)	$41,220	$45,562	$60,410	$75,369	$88,562	$193,912
Ratios to average net assets:[3]
Net investment income	2.35%[4]	2.21%[4]	2.55%[4]	2.81%	5.80%	4.27%
Total expenses	2.05%[4,5]	2.12%[4,5]	2.12%[4,6]	2.14%[6]	2.03%[6]	1.75%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%[4,7]	1.94%[4,7]	1.97%[4]	1.85%	1.85%	1.75%
Portfolio turnover rate[8]	37%	80%	92%	77%	92%	68%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	2.09%
Year Ended August 31, 2012	2.14%

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	2.14%
Year Ended August 31, 2010	2.16%
Year Ended August 31, 2009	2.04%
Year Ended August 31, 2008	1.75%

7. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1.95%
Year Ended August 31, 2012	1.96%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2013	$1,787,843,608	$1,760,680,601
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052

See accompanying Notes to Financial Statements.

46	OPPENHEIMER CAPITAL INCOME FUND

	Six Months Ended February 28, 2013	Year Ended August 31,
Class C	(Unaudited)	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$8.93	$8.47	$7.98	$7.33	$10.26	$12.89
Income (loss) from investment operations:
Net investment income[1]	.11	.20	.23	.23	.41	.49
Net realized and unrealized gain (loss)	.23	.53	.56	.52	(3.07)	(1.71)
Total from investment operations	.34	.73	.79	.75	(2.66)	(1.22)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.20)	(.27)	(.30)	(.10)	(.08)	(.40)
Distributions from net realized gain	—	—	—	—	(.19)	(1.01)
Total dividends and/or distributions to shareholders	(.20)	(.27)	(.30)	(.10)	(.27)	(1.41)
Net asset value, end of period	$9.07	$8.93	$8.47	$7.98	$7.33	$10.26
Total Return, at Net Asset Value[2]	3.82%	8.91%	10.00%	10.19%	(25.85)%	(10.22)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,716	$112,220	$ 98,566	$100,299	$112,970	$130,753
Average net assets (in thousands)	$122,959	$101,423	$102,156	$106,999	$ 82,632	$156,924
Ratios to average net assets:[3]
Net investment income	2.47%[4]	2.32%[4]	2.67%[4]	2.88%	5.77%	4.29%
Total expenses	1.82%[4,5]	1.86%[4,5]	1.87%[4,6]	1.89%[6]	1.91%[6]	1.72%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%[4,7]	1.82%[4,7]	1.84%[4]	1.77%	1.80%	1.72%
Portfolio turnover rate[8]	37%	80%	92%	77%	92%	68%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1.86%
Year Ended August 31, 2012	1.88%

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.89%
Year Ended August 31, 2010	1.91%
Year Ended August 31, 2009	1.92%
Year Ended August 31, 2008	1.72%

7. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1.82%
Year Ended August 31, 2012	1.84%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2013	$1,787,843,608	$1,760,680,601
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	47

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended February 28, 2013	Year Ended August 31,
Class N	(Unaudited)	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.07	$8.60	$8.09	$7.42	$10.36	$13.00
Income (loss) from investment operations:
Net investment income[1]	.13	.25	.27	.27	.44	.54
Net realized and unrealized gain (loss)	.23	.54	.58	.52	(3.09)	(1.71)
Total from investment operations	.36	.79	.85	.79	(2.65)	(1.17)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.32)	(.34)	(.12)	(.10)	(.46)
Distributions from net realized gain	—	—	—	—	(.19)	(1.01)
Total dividends and/or distributions to shareholders	(.22)	(.32)	(.34)	(.12)	(.29)	(1.47)
Net asset value, end of period	$9.21	$9.07	$8.60	$8.09	$7.42	$10.36
Total Return, at Net Asset Value[2]	4.00%	9.44%	10.65%	10.74%	(25.54)%	(9.78)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,885	$20,994	$20,319	$22,533	$24,678	$34,279
Average net assets (in thousands)	$20,994	$20,340	$22,331	$24,365	$21,877	$39,025
Ratios to average net assets:[3]
Net investment income	2.96%[4]	2.84%[4]	3.18%[4]	3.37%	6.25%	4.74%
Total expenses	1.33%[4,5]	1.34%[4,5]	1.35%[4,6]	1.42%[6]	1.44%[6]	1.29%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%[4,7]	1.30%[4,7]	1.32%[4]	1.28%	1.31%	1.29%
Portfolio turnover rate[8]	37%	80%	92%	77%	92%	68%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1.37%
Year Ended August 31, 2012	1.36%

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.37%
Year Ended August 31, 2010	1.44%
Year Ended August 31, 2009	1.45%
Year Ended August 31, 2008	1.29%

7. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1.33%
Year Ended August 31, 2012	1.32%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2013	$1,787,843,608	$1,760,680,601
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225
Year Ended August 31, 2008	$2,702,200,766	$2,534,331,052

See accompanying Notes to Financial Statements.

48	OPPENHEIMER CAPITAL INCOME FUND

	Six Months Ended February 28, 2013	Year Ended August 31,
Class Y	(Unaudited)	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.18	$8.70	$8.63
Income (loss) from investment operations:
Net investment income[2]	.16	.30	.21
Net realized and unrealized gain	.23	.55	— [3]
Total from investment operations	.39	.85	.21
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.37)	(.14)
Distributions from net realized gain	—	—	—
Total dividends and/or distributions to shareholders	(.25)	(.37)	(.14)
Net asset value, end of period	$9.32	$9.18	$8.70
Total Return, at Net Asset Value[4]	4.31%	10.17%	2.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,335	$23,119	$4,890
Average net assets (in thousands)	$44,370	$ 7,746	$3,287
Ratios to average net assets:[5]
Net investment income[6]	3.52%	3.46%	4.04%
Total expenses[6]	0.73%[7]	0.69%[7]	0.59%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	0.69%[9]	0.65%[9]	0.56%
Portfolio turnover rate[10]	37%	80%	92%

1. For the period from January 28, 2011 (inception of offering) to August 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	0.77%
Year Ended August 31, 2012	0.71%

8. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended August 31, 2011	0.61%

9. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	0.73%
Year Ended August 31, 2012	0.67%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2013	$1,787,843,608	$1,760,680,601
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Period Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	49

NOTES TO FINANCIAL STATEMENTS    February 28, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Capital Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.

50	OPPENHEIMER CAPITAL INCOME FUND

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of February 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$313,157,113
Sold securities	56,562,012

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

OPPENHEIMER CAPITAL INCOME FUND	51

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Investment in Oppenheimer Capital Income Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Capital Income Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the six months ended February 28, 2013, the Subsidiary has a deficit of $28,369 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

52	OPPENHEIMER CAPITAL INCOME FUND

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class

OPPENHEIMER CAPITAL INCOME FUND	53

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended August 31, 2012, the Fund utilized $25,330,478 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $5,470 which were deferred. Details of the fiscal year ended August 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$22,829,738
2018	499,928,543

Total	$522,758,281

As of February 28, 2013, it is estimated that the capital loss carryforwards would be $492,261,680 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended February 28, 2013, it is estimated that the Fund will utilize $30,496,601 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

54	OPPENHEIMER CAPITAL INCOME FUND

Federal tax cost of securities	$1,824,965,206
Federal tax cost of other investments	(22,515,318)

Total federal tax cost	$1,802,449,888

Gross unrealized appreciation	$169,472,854
Gross unrealized depreciation	(31,311,470)

Net unrealized appreciation	$138,161,384

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line

OPPENHEIMER CAPITAL INCOME FUND	55

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing

56	OPPENHEIMER CAPITAL INCOME FUND

“bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

OPPENHEIMER CAPITAL INCOME FUND	57

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing

58	OPPENHEIMER CAPITAL INCOME FUND

service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$703,563	$—	$703,563
Common Stocks
Consumer Discretionary	55,469,470	—	—	55,469,470
Consumer Staples	32,834,640	—	—	32,834,640
Energy	57,211,754	—	—	57,211,754
Financials	77,933,296	6,937,500	—	84,870,796
Health Care	65,602,418	—	—	65,602,418
Industrials	57,156,292	—	—	57,156,292
Information Technology	70,031,961	—	—	70,031,961
Materials	33,630,492	—	—	33,630,492
Telecommunication Services	15,328,575	—	—	15,328,575
Utilities	20,117,780	—	—	20,117,780
Preferred Stocks	14,796,680	42,954,196	—	57,750,876
Rights, Warrants and Certificates	1,584,743	—	—	1,584,743
Mortgage-Backed Obligations	—	420,020,783	—	420,020,783
Asset-Backed Securities	—	145,869,417	35,700,000	181,569,417
U.S. Government Obligations	—	20,654,163	—	20,654,163
Non-Convertible Corporate Bonds and Notes	—	312,954,746	—	312,954,746

OPPENHEIMER CAPITAL INCOME FUND	59

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table Continued
Convertible Corporate Bonds and Notes	$—	$25,332,575	$—	$25,332,575
Event-Linked Bonds	—	4,827,641	—	4,827,641
Options Purchased	421,875	—	—	421,875
Swaptions Purchased	—	4,230,058	—	4,230,058
Investment Companies	293,901,632	146,872,675	—	440,774,307

Total Investments, at Value	796,021,608	1,131,357,317	35,700,000	1,963,078,925
Other Financial Instruments:
Appreciated swaps, at value	—	202,182	—	202,182
Depreciated swaps, at value	—	128,873	—	128,873
Foreign currency exchange contracts	—	611,779	—	611,779
Futures margins	86,591	—	—	86,591

Total Assets	$796,108,199	$1,132,300,151	$35,700,000	$1,964,108,350

Liabilities Table
Other Financial Instruments:
Futures margins	$(68,805)	$—	$—	$(68,805)

Total Liabilities	$(68,805)	$—	$—	$(68,805)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1, Level 2, and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1		Transfers out of Level 2	Transfers into Level 3
Assets Table
Investments, at Value:
Preferred Stocks	$14,664,091	[a]	$(14,664,091)[a]	$—
Asset-Backed Securities	—		(36,557,500)[b]	36,557,500	[b]

Total Assets	$14,664,091		$(51,221,591)	$36,557,500

a. Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

b. Transferred from Level 2 to Level 3 because of the lack of observable market data.

60	OPPENHEIMER CAPITAL INCOME FUND

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of August 31, 2012	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]	Transfers into Level 3	Value as of February 28, 2013
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$(841,010)	$(16,490)	$36,557,500	$35,700,000

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to level 3 investments still held at February 28, 2013 includes:

Change in unrealized appreciation/depreciation
Asset-Backed Securities	$(841,010)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of February 28, 2013:

	Value as of February 28, 2013	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$35,700,000	Broker quotes and cash flow model	Proprietary model	N/A	N/A	(a)

Total	$35,700,000

(a) Securities classified as Level 3 whose unadjusted values were provided by a broker-dealer for which such inputs are unobservable. The Manager periodically reviews broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the broker.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

OPPENHEIMER CAPITAL INCOME FUND	61

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2013		Year Ended August 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	8,667,376	$80,005,526	10,921,285	$96,573,451
Dividends and/or distributions reinvested	3,762,040	34,391,101	6,052,945	52,096,200
Redeemed	(10,867,542)	(100,206,597)	(25,611,585)	(225,285,093)

Net increase (decrease)	1,561,874	$14,190,030	(8,637,355)	$(76,615,442)

Class B
Sold	206,258	$1,864,280	855,722	$7,368,906
Dividends and/or distributions reinvested	92,989	832,589	162,305	1,367,368
Redeemed	(915,378)	(8,275,681)	(2,039,697)	(17,504,895)

Net decrease	(616,131)	$(5,578,812)	(1,021,670)	$(8,768,621)

Class C
Sold	3,435,521	$30,879,631	2,691,314	$23,248,449
Dividends and/or distributions reinvested	267,402	2,378,251	349,558	2,933,613
Redeemed	(1,195,152)	(10,733,053)	(2,106,962)	(18,031,127)

Net increase	2,507,771	$22,524,829	933,910	$8,150,935

Class N
Sold	278,150	$2,539,012	487,732	$4,243,520
Dividends and/or distributions reinvested	51,589	465,830	81,793	696,509
Redeemed	(378,260)	(3,451,600)	(617,424)	(5,359,592)

Net decrease	(48,521)	$(446,758)	(47,899)	$(419,563)

Class Y
Sold	5,121,181	$47,285,452	2,143,991	$19,277,999
Dividends and/or distributions reinvested	101,608	926,591	25,160	217,466
Redeemed	(1,055,904)	(9,753,538)	(212,163)	(1,846,395)

Net increase	4,166,885	$38,458,505	1,956,988	$17,649,070

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the six months ended February 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$452,078,360	$483,279,948
U.S. government and government agency obligations	34,537,759	34,994,534
To Be Announced (TBA) mortgage-related securities	1,787,843,608	1,760,680,601

62	OPPENHEIMER CAPITAL INCOME FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate

OPPENHEIMER CAPITAL INCOME FUND	63

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$9,307,300
Class C	9,620,385
Class N	1,021,254

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
February 28, 2013	$223,684	$—	$33,680	$4,000	$1,029

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended February 28, 2013, the Manager waived $2,655.

64	OPPENHEIMER CAPITAL INCOME FUND

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and Master Fund. During the six months ended February 28, 2013, the Manager waived fees and/or reimbursed the Fund $364,654 for management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended February 28, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$20,918

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

OPPENHEIMER CAPITAL INCOME FUND	65

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to

66	OPPENHEIMER CAPITAL INCOME FUND

market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $5,172,893, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $4,660,546 as of February 28, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of February 28, 2013 the Fund has required certain counterparties to post collateral of $5,256,975.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPPENHEIMER CAPITAL INCOME FUND	67

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Valuations of derivative instruments as of February 28, 2013 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Appreciated swaps, at value	$202,182
Credit contracts	Depreciated swaps, at value	128,873
Interest rate contracts	Futures margins	86,591	*	Futures margins	$68,805	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	611,779
Interest rate contracts	Investments, at value	4,651,933	**

Total		$5,681,358			$68,805

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options and purchased swaptions.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Closing and expiration of futures contracts	Foreign currency transactions	Total
Equity contracts	$—	$224,026	$—	$224,026
Foreign exchange contracts	—	—	(269,227)	(269,227)
Interest rate contracts	(359,796)	(1,831,040)	—	(2,190,836)

Total	$(359,796)	$(1,607,014)	$(269,227)	$(2,236,037)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$—	$—	$(6,918)	$(6,918)
Foreign exchange contracts	—	—	687,069	—	687,069
Interest rate contracts	(361,863)	(1,009,995)	—	—	(1,371,858)

Total	$(361,863)	$(1,009,995)	$687,069	$(6,918)	$(691,707)

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

68	OPPENHEIMER CAPITAL INCOME FUND

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

During the six months ended February 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $126,797 and $11,170,206, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of February 28, 2013, the Fund had no outstanding forward contracts.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

OPPENHEIMER CAPITAL INCOME FUND	69

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the six months ended February 28, 2013, the Fund had an ending monthly average market value of $94,594,504 and $134,780,303 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

70	OPPENHEIMER CAPITAL INCOME FUND

During the six months ended February 28, 2013, the Fund had an ending monthly average market value of $74,665 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of February 28, 2013, the Fund had no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk).

OPPENHEIMER CAPITAL INCOME FUND	71

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the six months ended February 28, 2013, the Fund had ending monthly average notional amounts of $3,439,135 and $3,571,429 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

72	OPPENHEIMER CAPITAL INCOME FUND

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

During the six months ended February 28, 2013, the Fund had an ending monthly average market value of $3,515,278 on purchased swaptions.

7. Restricted Securities

As of February 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor

OPPENHEIMER CAPITAL INCOME FUND	73

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

8. Pending Litigation Continued

(the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint

74	OPPENHEIMER CAPITAL INCOME FUND

alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER CAPITAL INCOME FUND	75

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

76	OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Michelle Borré, Vice President

Krishna Memani, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER CAPITAL INCOME FUND	77

Financial Statements for Oppenheimer Capital Income Fund (Cayman) Ltd. for the Six Months Ended February 28, 2013
79	Statement of Investments

80	Statement of Assets and Liabilities

81	Statement of Operations

82	Statements of Changes in Net Assets

83	Notes to Financial Statements

78	OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND (CAYMAN) LTD.

STATEMENT OF INVESTMENTS    February 28, 2013 / Unaudited

As of February 28, 2013, the Fund didn’t hold any investments. Therefore, no Statement of Investments is included.

OPPENHEIMER CAPITAL INCOME FUND	79

OPPENHEIMER CAPITAL INCOME FUND (CAYMAN) LTD.

STATEMENT OF ASSETS AND LIABILITIES  February 28, 2013 / Unaudited

Assets
Cash	$711,721
Receivables and other assets:
Other	207
Total assets	711,928
Liabilities
Payables and other liabilities:
Auditing and other professional fees	6,761
Trustees’ compensation	1,602
Other	2
Total liabilities	8,365
Net Assets	$703,563
Composition of Net Assets
Par value of shares of beneficial interest	$75
Additional paid-in capital	749,925
Accumulated net investment loss	(33,785)
Accumulated net realized loss on investments	(12,652)
Net Assets—applicable to 7,500 shares of beneficial interest outstanding	$703,563
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$93.81

See accompanying Notes to Financial Statements.

80	OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND (CAYMAN) LTD.

STATEMENT OF OPERATIONS    For the Six Months Ended February 28, 2013 / Unaudited

Expenses
Management fees	$2,655
Auditing and other professional fees	11,356
Trustees’ compensation	1,602
Other	110
Total expenses	15,723
Net Investment Loss	(15,723)
Realized and Unrealized Loss
Net realized loss on closing and expiration of futures contracts	(12,645)
Net change in unrealized appreciation/depreciation on futures contracts	(20,100)
Net Decrease in Net Assets Resulting from Operations	$(48,468)

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	81

OPPENHEIMER CAPITAL INCOME FUND (CAYMAN) LTD.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2013 (Unaudited)	Period Ended August 31, 2012[1]
Operations
Net investment loss	$(15,723)	$(18,062)
Net realized loss	(12,645)	(7)
Net change in unrealized appreciation/depreciation	(20,100)	20,100
Net increase (decrease) in net assets resulting from operations	(48,468)	2,031
Capital Transactions
Net increase in net assets resulting from capital transactions	—	750,000
Net Assets
Total increase (decrease)	(48,468)	752,031
Beginning of period	752,031	—
End of period (including accumulated net investment loss of $33,785 and $18,062, respectively)	$703,563	$752,031

1. For the period from August 2, 2012 (commencement of operations) to August 31, 2012.

See accompanying Notes to Financial Statements.

82	OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    February 28, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Capital Income Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Fund may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund’s investment adviser was Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. As of February 28, 2013, 100% of the Fund was owned by Oppenheimer Capital Income Fund (“OCIF”).

The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of February 28, 2013, the directors have not designated classes or series of outstanding participating shares. During the six months ended February 28, 2013, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.

The following is a summary of significant accounting policies consistently followed by the Fund.

Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

OPPENHEIMER CAPITAL INCOME FUND	83

OPPENHEIMER CAPITAL INCOME FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

1. Significant Accounting Policies Continued

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

84	OPPENHEIMER CAPITAL INCOME FUND

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

OPPENHEIMER CAPITAL INCOME FUND	85

OPPENHEIMER CAPITAL INCOME FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

2. Securities Valuation Continued

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

86	OPPENHEIMER CAPITAL INCOME FUND

3. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 7,500 participating shares for $750,000 on August 1, 2012 in conjunction with OGIF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

Capital transactions were as follows:

	Six Months Ended February 28, 2013 Amount	Period Ended August 31, 2012[1] Amount
Contributions	$—	$750,000
Withdrawals	—	—

Net increase	$—	$750,000

1. For the period from August 2, 2012 (commencement of operations) to August 31, 2012.

4. Expenses

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.375%
Next $100 million	0.350
Next $100 million	0.325
Next $100 million	0.300
Next $100 million	0.275
Next $4.5 billion	0.250
Over $5 billion	0.240

The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

OPPENHEIMER CAPITAL INCOME FUND	87

OPPENHEIMER CAPITAL INCOME FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period

88	OPPENHEIMER CAPITAL INCOME FUND

typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Commodity contracts	$(12,645)
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Commodity contracts	$(20,100)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value.

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NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

5. Risk Exposures and the Use of Derivative Instruments Continued

Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

During the six months ended February 28, 2013, the Fund had an ending monthly average market value of $71,946 on futures contracts purchased.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

As of February 28, 2013, the Fund had no outstanding futures contracts.

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6. Financial Highlights

The following represents certain per share data and financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. Unless otherwise noted, the calculations have been annualized for reporting purposes:

	Six Months Ended February 28, 2013 (Unaudited)	Period Ended August 31, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$100.27	$100.00

Income (loss) from investment operations:
Net investment loss	(2.10)	(2.41)
Net realized and unrealized gain (loss)	(4.36)	2.68

Total from investment operations	(6.46)	0.27

Capital Transactions	0.00	0.00

Net asset value, end of period	$93.81	$100.27

Total Return, at Net Asset Value[2]	(6.45)%	0.27%

Ratios to Average Net Assets:
Net investment loss	(4.44)%	(29.49)%
Total expenses	4.44%	29.49%
Expenses after payments, waivers and reimbursements	4.44%	29.49%

1. For the period from August 2, 2012 (commencement of operations) to August 31, 2012.

2. The total return was calculated based upon the daily return of the Fund during this period. The calculation has not been annualized for periods less than one full year.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover

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NOTES TO FINANCIAL STATEMENTS    (Unaudited) / Continued

7. Pending Litigation Continued

investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

92	OPPENHEIMER CAPITAL INCOME FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER CAPITAL INCOME FUND	93

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

94	OPPENHEIMER CAPITAL INCOME FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0300.001.0213 April 19, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable to semiannual reports.

	(2)	Exhibits attached hereto.

	(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	4/11/2013